Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2025

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22 - 23
	- Debt and Capital	24
	- Computation of Basic and Diluted Earnings Per Share	25
	- Book Value and Book Value per Common Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27 - 33
	- Glossary	34

Note on Chubb Metrics:

In this financial supplement, business activity for, and the financial position of, Chubb acquisitions are reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only Chubb’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $
	2025	2024	% Change	2024	% Change	2025	2024	% Change	2024	% Change

Gross premiums written	$18,069	$16,761	7.8%	$16,865	7.1%	$50,450	$47,677	5.8%	$47,370	6.5%

Net premiums written	$14,866	$13,829	7.5%	$13,916	6.8%	$41,708	$39,410	5.8%	$39,135	6.6%

P&C net premiums written	$12,934	$12,277	5.3%	$12,350	4.7%	$36,254	$34,645	4.6%	$34,474	5.2%

Global P&C net premiums written	$11,476	$10,898	5.3%	$10,970	4.6%	$33,787	$32,259	4.7%	$32,088	5.3%

Life Insurance net premiums written	$1,932	$1,552	24.6%	$1,566	23.5%	$5,454	$4,765	14.5%	$4,661	17.0%

Net premiums earned	$14,359	$13,373	7.4%	$13,474	6.6%	$39,484	$37,248	6.0%	$37,014	6.7%

P&C underwriting income	$2,259	$1,457	55.0%	$1,479	52.8%	$4,331	$4,275	1.3%	$4,274	1.3%

P&C CAY underwriting income ex Cats	$2,183	$1,978	10.3%	$1,994	9.5%	$6,022	$5,412	11.3%	$5,405	11.4%

Adjusted net investment income	$1,776	$1,640	8.3%	$1,643	8.1%	$5,133	$4,685	9.6%	$4,661	10.1%

Core operating income	$3,003	$2,334	28.7%	$2,351	27.7%	$6,972	$6,691	4.2%	$6,657	4.7%

Adjusted operating cash flow	$4,509	$4,551				$9,741	$11,741

Net investment income	$1,648	$1,508	9.3%	$1,511	9.1%	$4,777	$4,367	9.4%	$4,343	10.0%

Chubb net income	$2,801	$2,324	20.5%			$7,100	$6,697	6.0%

Operating cash flow	$3,639	$4,318				$8,756	$11,617

P&C combined ratio
Loss and loss expense ratio	56.7%	63.1%				60.8%	60.8%

Policy acquisition cost and administrative expense ratio	25.1%	24.6%				26.5%	26.1%

Combined ratio	81.8%	87.7%				87.3%	86.9%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	57.5%	58.9%				56.0%	57.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.0%	24.5%				26.4%	25.9%

CAY combined ratio ex Cats	82.5%	83.4%				82.4%	83.4%

ROE	15.9%	14.7%				13.9%	14.3%
Core operating return on tangible equity (ROTE)	24.5%	21.7%				19.5%	21.3%
Core operating return on equity (ROE)	16.3%	13.9%				13.0%	13.5%

Effective tax rate	21.9%	17.7%				20.4%	16.6%
Core operating effective tax rate	20.5%	17.7%				19.7%	17.9%

Diluted earnings per share

Chubb net income	$6.99	$5.70	22.6%			$17.61	$16.38	7.5%

Core operating income	$7.49	$5.72	30.9%			$17.29	$16.36	5.7%

Weighted average diluted common shares outstanding	400.9	407.9				403.2	408.9

			% Change		% Change		% Change
	September 30	June 30	3Q-25 vs.	December 31	3Q-25 vs.	September 30	3Q-25 vs.
	2025	2025	2Q-25	2024	4Q-24	2024	3Q-24

Book value per common share	$182.22	$174.07	4.7%	$159.77	14.1%	$163.16	11.7%
Tangible book value per common share	$120.13	$112.64	6.6%	$100.38	19.7%	$102.67	17.0%

Book value per common share, excl. AOCI	$194.63	$189.27	2.8%	$181.34	7.3%	$176.23	10.4%
Tangible book value per common share, excl. AOCI	$130.60	$125.80	3.8%	$118.57	10.1%	$113.72	14.8%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	YTD 2025	YTD 2024	Full Year 2024

Gross premiums written	$18,069	$17,276	$15,105	$14,326	$16,761	$50,450	$47,677	$62,003

Net premiums written	14,866	14,196	12,646	12,058	13,829	41,708	39,410	51,468

Net premiums earned	14,359	13,125	12,000	12,598	13,373	39,484	37,248	49,846

Adjusted losses and loss expenses (1)	6,958	6,574	6,895	6,481	7,384	20,427	19,546	26,027

Realized (gains) losses on crop derivatives	7	2	(1)	-	1	8	5	5

Losses and loss expenses	6,951	6,572	6,896	6,481	7,383	20,419	19,541	26,022

Adjusted policy benefits (2)	1,422	1,378	1,276	1,107	1,109	4,076	3,402	4,509

Realized (gains) losses from investment portfolios supporting participating policies	41	(40)	39	(108)	(20)	40	(105)	(213)

(Gains) losses from fair value changes in separate account assets	9	12	10	(1)	30	31	9	8

Policy benefits	1,372	1,406	1,227	1,216	1,099	4,005	3,498	4,714

Policy acquisition costs	2,563	2,415	2,313	2,345	2,324	7,291	6,757	9,102

Administrative expenses	1,138	1,125	1,080	1,122	1,094	3,343	3,258	4,380

Adjusted net investment income (3)	1,776	1,687	1,670	1,691	1,640	5,133	4,685	6,376

Other (income) expense from private equity partnerships	(127)	(115)	(107)	(126)	(127)	(349)	(304)	(430)

Amortization expense of fair value adjustment on acquired invested assets	(1)	(4)	(2)	(2)	(5)	(7)	(14)	(16)

Net investment income	1,648	1,568	1,561	1,563	1,508	4,777	4,367	5,930

Adjusted realized gains (losses) (4)	331	122	(78)	(192)	179	375	101	(91)

Realized gains (losses) from investment portfolios supporting participating policies	(41)	40	(39)	108	20	(40)	105	213

Realized gains (losses) on crop derivatives	(7)	(2)	1	-	(1)	(8)	(5)	(5)

Net realized gains (losses)	283	160	(116)	(84)	198	327	201	117

Market risk benefits gains (losses)	(142)	(17)	(92)	98	(230)	(251)	(238)	(140)

Adjusted interest expense (5)	203	186	186	194	197	575	568	762

Amortization benefit of fair value adjustment on acquired long term debt	(6)	(5)	(5)	(5)	(5)	(16)	(16)	(21)

Interest expense	197	181	181	189	192	559	552	741

Gains (losses) from fair value changes in separate account assets	(9)	(12)	(10)	1	(30)	(31)	(9)	(8)

Net realized gains (losses) related to unconsolidated entities	(84)	540	(25)	216	212	431	320	536

Other income (expense) from private equity partnerships	127	115	107	126	127	349	304	430

Other income (expense) - operating	9	12	11	54	16	32	11	65

Other income (expense)	43	655	83	397	325	781	626	1,023

Amortization expense of purchased intangibles	75	74	75	82	81	224	241	323

Integration expenses	1	2	-	18	7	3	21	39

Income tax expense (benefit)	787	717	321	479	504	1,825	1,336	1,815

Net income	$3,107	$2,999	$1,343	$2,640	$2,490	$7,449	$7,000	$9,640

Less: NCI income	306	31	12	65	166	349	303	368

Chubb net income	$2,801	$2,968	$1,331	$2,575	$2,324	$7,100	$6,697	$9,272

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report includes gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than 3% ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	YTD 2025	YTD 2024	Full Year 2024

P&C underwriting income
Gross premiums written	$16,074	$15,410	$13,327	$12,696	$15,143	$44,811	$42,712	$55,408
Net premiums written	12,934	12,394	10,926	10,497	12,277	36,254	34,645	45,142
Net premiums earned	12,434	11,336	10,304	11,034	11,843	34,074	32,539	43,573
Adjusted losses and loss expenses	6,927	6,554	6,869	6,455	7,352	20,350	19,460	25,915
Policy benefits	119	129	113	96	120	361	312	408
Policy acquisition costs	2,204	2,096	2,003	2,028	2,033	6,303	5,872	7,900
Administrative expenses	925	926	878	880	881	2,729	2,620	3,500

P&C underwriting income	$2,259	$1,631	$441	$1,575	$1,457	$4,331	$4,275	$5,850

P&C CAY underwriting income ex Cats	$2,183	$2,012	$1,827	$1,969	$1,978	$6,022	$5,412	$7,381

% Change versus prior year period
Net premiums written	5.3%	5.2%	3.2%	3.5%	5.4%	4.6%	9.1%	7.7%
Net premiums earned	5.0%	5.7%	3.3%	5.5%	5.4%	4.7%	9.0%	8.1%

Net premiums written constant $	4.7%	5.8%	5.0%	3.5%	6.1%	5.2%	9.4%	8.0%
Net premiums earned constant $	4.2%	6.3%	5.0%	5.5%	6.3%	5.1%	9.4%	8.4%

P&C combined ratio
Loss and loss expense ratio	56.7%	59.0%	67.8%	59.4%	63.1%	60.8%	60.8%	60.4%
Policy acquisition cost ratio	17.7%	18.5%	19.4%	18.4%	17.2%	18.5%	18.0%	18.1%
Administrative expense ratio	7.4%	8.1%	8.5%	7.9%	7.4%	8.0%	8.1%	8.1%

Combined ratio	81.8%	85.6%	95.7%	85.7%	87.7%	87.3%	86.9%	86.6%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	57.5%	55.6%	54.4%	55.7%	58.9%	56.0%	57.5%	57.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.0%	26.7%	27.9%	26.5%	24.5%	26.4%	25.9%	26.1%

CAY combined ratio ex Cats	82.5%	82.3%	82.3%	82.2%	83.4%	82.4%	83.4%	83.1%

Other ratios
Net premiums written/gross premiums written	80%	80%	82%	83%	81%	81%	81%	81%

Expense ratio	25.1%	26.6%	27.9%	26.3%	24.6%	26.5%	26.1%	26.2%
Expense ratio excluding A&H	23.6%	25.1%	26.4%	24.7%	23.1%	24.9%	24.5%	24.6%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$(5)	$(37)	$10	$4	$(42)	$4	$14
Catastrophe losses - pre-tax	$285	$625	$1,604	$617	$769	$2,514	$1,784	$2,401
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(361)	$(249)	$(255)	$(213)	$(244)	$(865)	$(643)	$(856)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	2.3%	5.5%	15.9%	5.5%	6.4%	7.4%	5.5%	5.5%
Impact of PPD on P&C combined ratio - Favorable	-3.0%	-2.2%	-2.5%	-2.0%	-2.1%	-2.5%	-2.0%	-2.0%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	-0.7%	3.3%	13.4%	3.5%	4.3%	4.9%	3.5%	3.5%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	YTD 2025	YTD 2024	Full Year 2024

Global P&C underwriting income
Gross premiums written	$13,558	$14,300	$12,893	$12,192	$12,992	$40,751	$39,022	$51,214
Net premiums written	11,476	11,661	10,650	10,180	10,898	33,787	32,259	42,439
Net premiums earned	10,939	10,738	10,139	10,502	10,424	31,816	30,366	40,868
Adjusted losses and loss expenses	5,703	6,071	6,777	6,070	6,159	18,551	17,675	23,745
Policy benefits	119	129	113	96	120	361	312	408
Policy acquisition costs	2,118	2,048	1,986	1,991	1,945	6,152	5,718	7,709
Administrative expenses	920	924	876	897	879	2,720	2,613	3,510

Global P&C underwriting income	$2,079	$1,566	$387	$1,448	$1,321	$4,032	$4,048	$5,496

Global P&C CAY underwriting income ex Cats	$2,029	$1,946	$1,791	$1,917	$1,819	$5,766	$5,154	$7,071

% Change versus prior year period
Net premiums written	5.3%	5.8%	3.0%	6.7%	7.6%	4.7%	10.6%	9.6%
Net premiums earned	4.9%	6.3%	3.0%	9.1%	7.5%	4.8%	10.3%	10.0%

Net premiums written constant $	4.6%	6.4%	4.8%	6.7%	8.5%	5.3%	10.9%	9.9%
Net premiums earned constant $	4.1%	7.0%	4.7%	9.1%	8.5%	5.2%	10.8%	10.3%

Combined ratio
Loss and loss expense ratio	53.2%	57.7%	68.0%	58.7%	60.2%	59.4%	59.2%	59.1%
Policy acquisition cost ratio	19.4%	19.1%	19.6%	19.0%	18.7%	19.3%	18.9%	18.9%
Administrative expense ratio	8.4%	8.6%	8.6%	8.5%	8.4%	8.6%	8.6%	8.6%

Combined ratio	81.0%	85.4%	96.2%	86.2%	87.3%	87.3%	86.7%	86.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	54.0%	54.3%	54.2%	54.1%	55.7%	54.2%	55.7%	55.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.6%	27.6%	28.2%	27.6%	26.9%	27.7%	27.4%	27.4%

CAY combined ratio ex Cats	81.6%	81.9%	82.4%	81.7%	82.6%	81.9%	83.1%	82.7%

Other ratios
Net premiums written/gross premiums written	85%	82%	83%	84%	84%	83%	83%	83%

Expense ratio	27.8%	27.7%	28.2%	27.5%	27.1%	27.9%	27.5%	27.5%
Expense ratio excluding A&H	26.2%	26.1%	26.7%	25.9%	25.6%	26.3%	25.8%	25.8%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$(5)	$(37)	$10	$4	$(42)	$4	$14
Catastrophe losses - pre-tax	$281	$624	$1,589	$622	$740	$2,494	$1,719	$2,341
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(331)	$(249)	$(222)	$(143)	$(238)	$(802)	$(609)	$(752)

Impact of catastrophe losses on combined ratio - Unfavorable	2.6%	5.8%	16.0%	5.8%	7.0%	7.9%	5.7%	5.7%
Impact of PPD on combined ratio - Favorable	-3.2%	-2.3%	-2.2%	-1.3%	-2.3%	-2.5%	-2.1%	-1.8%
Impact of Cats and PPD on combined ratio - Unfavorable	-0.6%	3.5%	13.8%	4.5%	4.7%	5.4%	3.6%	3.9%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30 2025	June 30 2025	March 31 2025	December 31 2024
Assets
Short-term investments, at fair value	$4,380	$4,508	$4,432	$5,142
Fixed maturities available for sale, at fair value	121,788	116,119	111,123	110,363
Private debt held-for-investment, at amortized cost	2,535	2,429	2,460	2,628
Equity securities, at fair value	10,377	9,913	9,556	9,151
Private equities	16,734	16,313	15,506	14,769
Other investments	10,182	9,032	9,224	8,597

Total investments	165,996	158,314	152,301	150,650

Cash and restricted cash	2,454	2,371	2,250	2,549
Securities lending collateral	1,899	1,941	1,909	1,445
Insurance and reinsurance balances receivable	16,305	16,778	15,358	14,426
Reinsurance recoverable on losses and loss expenses	20,227	19,595	20,015	19,777
Deferred policy acquisition costs	9,809	9,437	8,775	8,358
Value of business acquired (VOBA)	3,144	3,245	3,134	3,223
Prepaid reinsurance premiums	4,174	4,294	3,681	3,378
Goodwill and other intangible assets ($25,883 and $25,219 represents Chubb portion as of 9/30/2025 and 12/31/2024, respectively)	26,555	26,575	26,079	25,956
Deferred tax assets	1,413	1,621	1,798	1,603
Separate account assets	6,810	6,481	6,285	6,231
Other assets	11,424	10,911	10,167	8,952

Total assets	$270,210	$261,563	$251,752	$246,548

Liabilities
Unpaid losses and loss expenses	$88,439	$86,376	$85,471	$84,004
Unearned premiums	26,961	26,519	24,487	23,504
Future policy benefits	18,288	18,018	16,690	16,121
Market risk benefits	666	609	708	607
Policyholder account balances	8,539	8,344	8,129	8,016
Separate account liabilities	6,810	6,481	6,285	6,231
Insurance and reinsurance balances payable	8,475	9,232	8,446	8,121
Securities lending payable	1,899	1,941	1,909	1,445
Accounts payable, accrued expenses, and other liabilities	12,942	12,509	12,337	12,923
Deferred tax liabilities	1,733	1,691	1,608	1,584
Short-term and long-term debt	17,226	14,976	14,508	15,179
Hybrid debt	421	420	419	419

Total liabilities	192,399	187,116	180,997	178,154

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	76,747	75,453	73,361	72,665
Accumulated other comprehensive income (loss) (AOCI)	(4,892)	(6,058)	(7,635)	(8,644)

Chubb shareholders’ equity	71,855	69,395	65,726	64,021
Noncontrolling interests	5,956	5,052	5,029	4,373

Total shareholders’ equity	77,811	74,447	70,755	68,394

Total liabilities and shareholders’ equity	$270,210	$261,563	$251,752	$246,548

Book value per common share	$182.22	$174.07	$164.01	$159.77
% change over prior quarter	4.7%	6.1%	2.7%	-2.1%
Tangible book value per common share (1)	$120.13	$112.64	$104.27	$100.38
% change over prior quarter	6.6%	8.0%	3.9%	-2.2%

Book value per common share, excl. AOCI	$194.63	$189.27	$183.06	$181.34
% change over prior quarter	2.8%	3.4%	0.9%	2.9%
Tangible book value per common share, excl. AOCI	$130.60	$125.80	$120.44	$118.57
% change over prior quarter	3.8%	4.5%	1.6%	4.3%

(1) Refer to page 26 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	3Q-25	3Q-24	% Change	% Change	2025	2024	% Change	% Change
Net premiums written

Property and other short-tail lines	$2,428	$2,314	4.9%	4.4%	$7,683	$7,389	4.0%	4.5%
Commercial casualty	2,627	2,548	3.1%	2.4%	7,268	6,913	5.1%	5.2%
Financial lines	1,349	1,249	8.0%	7.2%	3,706	3,594	3.1%	3.4%
Workers’ compensation	537	539	-0.2%	-0.2%	1,722	1,727	-0.3%	-0.3%
Commercial multiple peril (1)	462	433	6.8%	6.8%	1,359	1,229	10.6%	10.6%
Surety	203	188	7.5%	8.2%	628	572	9.7%	13.1%

Total Commercial P&C lines	7,606	7,271	4.6%	4.1%	22,366	21,424	4.4%	4.8%

Agriculture	1,458	1,379	5.6%	5.6%	2,467	2,386	3.4%	3.4%

Personal homeowners	1,403	1,287	9.1%	9.0%	3,958	3,707	6.8%	7.1%
Personal automobile	780	624	24.9%	25.2%	2,192	1,880	16.6%	22.0%
Personal other	538	509	5.7%	3.0%	1,705	1,594	7.0%	6.8%

Total Personal lines	2,721	2,420	12.4%	11.9%	7,855	7,181	9.4%	10.8%

Global A&H - P&C	845	855	-1.2%	-3.8%	2,474	2,532	-2.3%	-2.0%

Reinsurance lines	304	352	-13.5%	-13.8%	1,092	1,122	-2.6%	-2.7%

Total P&C	$12,934	$12,277	5.3%	4.7%	$36,254	$34,645	4.6%	5.2%

Life Insurance	1,932	1,552	24.6%	23.5%	5,454	4,765	14.5%	17.0%

Total Consolidated	$14,866	$13,829	7.5%	6.8%	$41,708	$39,410	5.8%	6.6%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended September 30, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,663	$1,814	$1,458	$3,695	$304	$-	$12,934	$1,932	$14,866
% of total net premiums written	38%	12%	10%	25%	2%	-	87%	13%	100%
Net premiums earned	5,080	1,741	1,495	3,803	315	-	12,434	1,925	14,359
Adjusted losses and loss expenses	3,083	713	1,224	1,707	139	61	6,927	31	6,958
Adjusted policy benefits	-	-	-	119	-	-	119	1,303	1,422
Policy acquisition costs	708	339	86	975	96	-	2,204	359	2,563
Administrative expenses	348	82	5	368	9	113	925	213	1,138

Underwriting income (loss)	941	607	180	634	71	(174)	2,259	19	2,278
Adjusted net investment income	978	123	20	288	100	(17)	1,492	284	1,776
Other income (expense) - operating	(10)	(1)	-	(8)	-	(3)	(22)	31	9
Amortization expense of purchased intangibles	(1)	(2)	(6)	(20)	-	(36)	(65)	(10)	(75)

Segment income (loss)	$1,908	$727	$194	$894	$171	$(230)	$3,664	$324	$3,988

Combined ratio	81.5%	65.1%	88.0%	83.3%	77.4%		81.8%
CAY combined ratio ex Cats	80.8%	72.1%	89.7%	84.4%	75.6%		82.5%

	Three months ended September 30, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,500	$1,679	$1,379	$3,367	$352	$-	$12,277	$1,552	$13,829
% of total net premiums written	40%	12%	10%	24%	3%	-	89%	11%	100%
Net premiums earned	5,110	1,577	1,419	3,421	316	-	11,843	1,530	13,373
Adjusted losses and loss expenses	3,391	879	1,193	1,631	200	58	7,352	32	7,384
Adjusted policy benefits	-	-	-	120	-	-	120	989	1,109
Policy acquisition costs	689	315	88	852	89	-	2,033	291	2,324
Administrative expenses	338	88	2	340	9	104	881	213	1,094

Underwriting income (loss)	692	295	136	478	18	(162)	1,457	5	1,462
Adjusted net investment income	931	112	20	286	64	(23)	1,390	250	1,640
Other income (expense) - operating	(6)	(1)	(1)	(5)	-	(10)	(23)	39	16
Amortization expense of purchased intangibles	(2)	(3)	(5)	(21)	-	(40)	(71)	(10)	(81)

Segment income (loss)	$1,615	$403	$150	$738	$82	$(235)	$2,753	$284	$3,037

Combined ratio	86.5%	81.3%	90.4%	86.0%	94.4%		87.7%
CAY combined ratio ex Cats	80.8%	78.7%	88.9%	84.8%	75.8%		83.4%

Consol Results - QTD	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Nine months ended September 30, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$16,173	$5,304	$2,467	$11,218	$1,092	$-	$36,254	$5,454	$41,708
% of total net premiums written	38%	13%	6%	27%	3%	-	87%	13%	100%
Net premiums earned	15,245	4,996	2,258	10,554	1,021	-	34,074	5,410	39,484
Adjusted losses and loss expenses	9,372	3,628	1,799	4,893	513	145	20,350	77	20,427
Adjusted policy benefits	-	-	-	361	-	-	361	3,715	4,076
Policy acquisition costs	2,132	1,001	151	2,725	294	-	6,303	988	7,291
Administrative expenses	1,049	251	9	1,067	29	324	2,729	614	3,343

Underwriting income (loss)	2,692	116	299	1,508	185	(469)	4,331	16	4,347
Adjusted net investment income	2,845	361	63	847	255	(67)	4,304	829	5,133
Other income (expense) - operating	(26)	(2)	(1)	(19)	-	(23)	(71)	103	32
Amortization expense of purchased intangibles	(4)	(6)	(18)	(58)	-	(110)	(196)	(28)	(224)

Segment income (loss)	$5,507	$469	$343	$2,278	$440	$(669)	$8,368	$920	$9,288

Combined ratio	82.3%	97.7%	86.8%	85.7%	81.9%		87.3%
CAY combined ratio ex Cats	81.1%	73.1%	88.7%	85.1%	74.5%		82.4%

	Nine months ended September 30, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$15,690	$4,911	$2,386	$10,536	$1,122	$-	$34,645	$4,765	$39,410
% of total net premiums written	40%	12%	6%	27%	3%	-	88%	12%	100%
Net premiums earned	14,890	4,560	2,173	9,966	950	-	32,539	4,709	37,248
Adjusted losses and loss expenses	9,640	2,654	1,785	4,728	492	161	19,460	86	19,546
Adjusted policy benefits	-	-	-	312	-	-	312	3,090	3,402
Policy acquisition costs	2,037	914	154	2,517	250	-	5,872	885	6,757
Administrative expenses	993	262	7	1,019	29	310	2,620	638	3,258

Underwriting income (loss)	2,220	730	227	1,390	179	(471)	4,275	10	4,285
Adjusted net investment income	2,620	322	62	836	179	(72)	3,947	738	4,685
Other income (expense) - operating	(28)	-	(1)	(14)	-	(57)	(100)	111	11
Amortization expense of purchased intangibles	(2)	(7)	(18)	(61)	-	(122)	(210)	(31)	(241)

Segment income (loss)	$4,810	$1,045	$270	$2,151	$358	$(722)	$7,912	$828	$8,740

Combined ratio	85.1%	84.0%	89.6%	86.1%	81.2%		86.9%
CAY combined ratio ex Cats	81.2%	78.9%	88.4%	85.3%	76.6%		83.4%

Consol Results - YTD	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024

Gross premiums written	$6,652	$7,038	$5,696	$5,873	$6,511	$19,386	$18,857	$24,730
Net premiums written	5,663	5,723	4,787	4,899	5,500	16,173	15,690	20,589
Net premiums earned	5,080	5,177	4,988	5,118	5,110	15,245	14,890	20,008
Losses and loss expenses	3,083	3,258	3,031	3,097	3,391	9,372	9,640	12,737
Policy acquisition costs	708	705	719	681	689	2,132	2,037	2,718
Administrative expenses	348	357	344	344	338	1,049	993	1,337

Underwriting income	941	857	894	996	692	2,692	2,220	3,216
Adjusted net investment income	978	938	929	936	931	2,845	2,620	3,556
Other income (expense) - operating	(10)	(8)	(8)	(4)	(6)	(26)	(28)	(32)
Amortization expense of purchased intangibles	(1)	(2)	(1)	(1)	(2)	(4)	(2)	(3)

Segment income	$1,908	$1,785	$1,814	$1,927	$1,615	$5,507	$4,810	$6,737

CAY underwriting income ex Cats	$987	$980	$934	$1,074	$993	$2,901	$2,817	$3,891

Combined ratio
Loss and loss expense ratio	60.7%	62.9%	60.8%	60.5%	66.4%	61.5%	64.7%	63.7%
Policy acquisition cost ratio	13.9%	13.7%	14.4%	13.3%	13.5%	14.0%	13.7%	13.6%
Administrative expense ratio	6.9%	6.9%	6.9%	6.8%	6.6%	6.8%	6.7%	6.6%

Combined ratio	81.5%	83.5%	82.1%	80.6%	86.5%	82.3%	85.1%	83.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	60.4%	60.6%	59.9%	58.6%	61.0%	60.3%	61.0%	60.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.4%	20.5%	21.4%	20.4%	19.8%	20.8%	20.2%	20.2%

CAY combined ratio ex Cats	80.8%	81.1%	81.3%	79.0%	80.8%	81.1%	81.2%	80.6%

Catastrophe losses - pre-tax	$72	$229	$154	$275	$340	$455	$828	$1,103
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(26)	$(106)	$(114)	$(197)	$(39)	$(246)	$(231)	$(428)

% Change versus prior year period
Net premiums written (1)	2.9%	4.1%	2.1%	5.1%	7.2%	3.1%	7.7%	7.0%
Net premiums earned	-0.6%	5.7%	2.2%	8.8%	7.9%	2.4%	8.6%	8.6%

Other ratios
Net premiums written/gross premiums written	85%	81%	84%	83%	84%	83%	83%	83%

Production by Size - Net premiums written (2)
Major Accounts & Specialty	$3,379	$3,578	$2,731	$2,915	$3,296	$9,688	$9,599	$12,514
Commercial	2,284	2,145	2,056	1,984	2,204	6,485	6,091	8,075

Total	$5,663	$5,723	$4,787	$4,899	$5,500	$16,173	$15,690	$20,589

(1) Q3 2025 net premiums written were up 6.3% adjusting for a one-off large structured transaction which occurred in 2024 and workers’ compensation annual payroll-related audit premium adjustments.

(2) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024

Gross premiums written	$2,078	$2,208	$1,840	$1,874	$1,949	$6,126	$5,657	$7,531
Net premiums written	1,814	1,938	1,552	1,621	1,679	5,304	4,911	6,532
Net premiums earned	1,741	1,681	1,574	1,628	1,577	4,996	4,560	6,188
Losses and loss expenses	713	822	2,093	930	879	3,628	2,654	3,584
Policy acquisition costs	339	332	330	325	315	1,001	914	1,239
Administrative expenses	82	82	87	89	88	251	262	351

Underwriting income (loss)	607	445	(936)	284	295	116	730	1,014
Net investment income	123	118	120	111	112	361	322	433
Other income (expense) - operating	(1)	-	(1)	(1)	(1)	(2)	-	(1)
Amortization expense of purchased intangibles	(2)	(2)	(2)	(2)	(3)	(6)	(7)	(9)

Segment income (loss)	$727	$561	$(819)	$392	$403	$469	$1,045	$1,437

CAY underwriting income ex Cats	$486	$466	$406	$368	$336	$1,358	$963	$1,331

Combined ratio
Loss and loss expense ratio	41.0%	48.9%	133.0%	57.1%	55.8%	72.6%	58.2%	57.9%
Policy acquisition cost ratio	19.4%	19.7%	21.0%	20.0%	20.0%	20.1%	20.0%	20.0%
Administrative expense ratio	4.7%	4.9%	5.5%	5.5%	5.5%	5.0%	5.8%	5.7%

Combined ratio	65.1%	73.5%	159.5%	82.6%	81.3%	97.7%	84.0%	83.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	48.0%	47.6%	49.3%	51.9%	53.1%	48.3%	53.1%	52.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.1%	24.6%	25.7%	25.5%	25.6%	24.8%	25.8%	25.7%

CAY combined ratio ex Cats	72.1%	72.2%	75.0%	77.4%	78.7%	73.1%	78.9%	78.5%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$(50)	$-	$-	$(50)	$-	$-
Catastrophe losses - pre-tax	$161	$142	$1,292	$84	$230	$1,595	$538	$622
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(282)	$(121)	$-	$-	$(189)	$(403)	$(305)	$(305)

% Change versus prior year period
Net premiums written	8.1%	9.1%	6.6%	10.0%	10.0%	8.0%	11.5%	11.1%
Net premiums earned	10.5%	11.1%	7.0%	12.1%	12.0%	9.6%	11.7%	11.8%

Other ratios
Net premiums written/gross premiums written	87%	88%	84%	87%	86%	87%	87%	87%

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024

Gross premiums written	$2,516	$1,110	$434	$504	$2,151	$4,060	$3,690	$4,194
Net premiums written	1,458	733	276	317	1,379	2,467	2,386	2,703
Net premiums earned	1,495	598	165	532	1,419	2,258	2,173	2,705
Adjusted losses and loss expenses	1,224	483	92	385	1,193	1,799	1,785	2,170
Policy acquisition costs	86	48	17	37	88	151	154	191
Administrative expenses	5	2	2	(17)	2	9	7	(10)

Underwriting income	180	65	54	127	136	299	227	354
Net investment income	20	19	24	22	20	63	62	84
Other income (expense) - operating	-	-	(1)	-	(1)	(1)	(1)	(1)
Amortization expense of purchased intangibles	(6)	(6)	(6)	(7)	(5)	(18)	(18)	(25)

Segment income	$194	$78	$71	$142	$150	$343	$270	$412

CAY underwriting income ex Cats	$154	$66	$36	$52	$159	$256	$258	$310

Combined ratio
Loss and loss expense ratio	81.9%	80.8%	55.9%	72.2%	84.1%	79.7%	82.2%	80.2%
Policy acquisition cost ratio	5.8%	7.9%	10.4%	7.1%	6.1%	6.7%	7.1%	7.1%
Administrative expense ratio	0.3%	0.4%	1.2%	-3.2%	0.2%	0.4%	0.3%	-0.4%

Combined ratio	88.0%	89.1%	67.5%	76.1%	90.4%	86.8%	89.6%	86.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	83.6%	80.5%	65.8%	86.8%	82.5%	81.5%	81.3%	82.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	6.1%	8.3%	13.1%	3.7%	6.4%	7.2%	7.1%	6.4%

CAY combined ratio ex Cats	89.7%	88.8%	78.9%	90.5%	88.9%	88.7%	88.4%	88.8%

Unfavorable (favorable) Catastrophe losses - pre-tax	$4	$1	$15	$(5)	$29	$20	$65	$60
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(30)	$-	$(33)	$(70)	$(6)	$(63)	$(34)	$(104)

% Change versus prior year period
Net premiums written	5.6%	-3.3%	11.0%	-47.8%	-9.3%	3.4%	-7.6%	-15.2%
Net premiums earned	5.4%	-4.3%	28.6%	-36.2%	-7.9%	3.9%	-6.9%	-14.6%

Other ratios
Net premiums written/gross premiums written	58%	66%	64%	63%	64%	61%	65%	64%

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024

Gross premiums written	$4,496	$4,588	$4,904	$4,199	$4,150	$13,988	$13,187	$17,386
Net premiums written	3,695	3,620	3,903	3,436	3,367	11,218	10,536	13,972
Net premiums earned	3,803	3,542	3,209	3,434	3,421	10,554	9,966	13,400
Losses and loss expenses	1,707	1,789	1,397	1,686	1,631	4,893	4,728	6,414
Policy benefits	119	129	113	96	120	361	312	408
Policy acquisition costs	975	913	837	893	852	2,725	2,517	3,410
Administrative expenses	368	369	330	332	340	1,067	1,019	1,351

Underwriting income	634	342	532	427	478	1,508	1,390	1,817
Adjusted net investment income	288	278	281	300	286	847	836	1,136
Other income (expense) - operating	(8)	(5)	(6)	-	(5)	(19)	(14)	(14)
Amortization expense of purchased intangibles	(20)	(19)	(19)	(20)	(21)	(58)	(61)	(81)

Segment income	$894	$596	$788	$707	$738	$2,278	$2,151	$2,858

CAY underwriting income ex Cats	$592	$517	$466	$520	$521	$1,575	$1,466	$1,986

Combined ratio
Loss and loss expense ratio	48.0%	54.2%	47.0%	51.9%	51.2%	49.8%	50.6%	50.9%
Policy acquisition cost ratio	25.6%	25.7%	26.1%	26.0%	24.9%	25.8%	25.3%	25.4%
Administrative expense ratio	9.7%	10.4%	10.3%	9.7%	9.9%	10.1%	10.2%	10.1%

Combined ratio	83.3%	90.3%	83.4%	87.6%	86.0%	85.7%	86.1%	86.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.1%	49.3%	49.1%	49.2%	49.9%	49.2%	49.8%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.3%	36.1%	36.4%	35.7%	34.9%	35.9%	35.5%	35.5%

CAY combined ratio ex Cats	84.4%	85.4%	85.5%	84.9%	84.8%	85.1%	85.3%	85.2%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$(5)	$-	$-	$-	$(5)	$-	$-
Catastrophe losses - pre-tax	$42	$247	$55	$173	$103	$344	$286	$459
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(84)	$(77)	$(121)	$(80)	$(60)	$(282)	$(210)	$(290)

% Change versus prior year period
Net premiums written	9.7%	8.5%	1.8%	6.8%	4.9%	6.5%	12.6%	11.1%
Net premiums written - Commercial	5.8%	6.0%	3.6%	8.2%	5.1%	5.1%	10.2%	9.7%
Net premiums written - Consumer	15.5%	12.2%	-1.1%	4.7%	4.5%	8.6%	16.4%	13.3%
Net premiums earned	11.2%	5.8%	0.3%	6.4%	3.3%	5.9%	10.7%	9.6%

Net premiums written constant $	7.4%	10.2%	6.5%	6.8%	7.5%	8.0%	13.5%	11.8%
Net premiums written - Commercial	3.9%	6.8%	7.3%	7.4%	6.7%	6.0%	10.6%	9.8%
Net premiums written - Consumer	12.6%	15.3%	5.0%	6.0%	8.5%	10.9%	18.2%	15.0%
Net premiums earned constant $	8.4%	7.4%	5.0%	6.4%	5.9%	7.0%	11.9%	10.4%

Other ratios: Net premiums written/gross premiums written	82%	79%	80%	82%	81%	80%	80%	80%

Production by Region - Net premiums written	3Q-25	3Q-24	% Change	Constant $ % Change	YTD 2025	YTD 2024	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,412	$1,347	4.8%	0.3%	$4,875	$4,625	5.4%	4.7%
Latin America	775	701	10.6%	12.3%	2,254	2,175	3.6%	11.7%
Asia	1,462	1,279	14.3%	12.4%	3,976	3,617	9.9%	10.5%
Other (1)	46	40	15.0%	13.5%	113	119	-5.7%	-5.6%

Total	$3,695	$3,367	9.7%	7.4%	$11,218	$10,536	6.5%	8.0%

(1) Includes the international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024

Gross premiums written	$332	$466	$453	$246	$382	$1,251	$1,321	$1,567
Net premiums written	304	380	408	224	352	1,092	1,122	1,346
Net premiums earned	315	338	368	322	316	1,021	950	1,272
Losses and loss expenses	139	132	242	219	200	513	492	711
Policy acquisition costs	96	98	100	92	89	294	250	342
Administrative expenses	9	10	10	10	9	29	29	39

Underwriting income	71	98	16	1	18	185	179	180
Adjusted net investment income	100	85	70	74	64	255	179	253
Other income (expense) - operating	-	-	-	-	-	-	-	-

Segment income	$171	$183	$86	$75	$82	$440	$358	$433

CAY underwriting income ex Cats	$77	$89	$91	$76	$76	$257	$222	$298

Combined ratio
Loss and loss expense ratio	43.8%	39.0%	65.8%	68.1%	63.3%	50.1%	51.8%	55.9%
Policy acquisition cost ratio	30.5%	29.1%	27.1%	28.7%	28.0%	28.8%	26.3%	26.9%
Administrative expense ratio	3.1%	2.9%	2.7%	3.1%	3.1%	3.0%	3.1%	3.1%

Combined ratio	77.4%	71.0%	95.6%	99.9%	94.4%	81.9%	81.2%	85.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	42.0%	41.5%	43.2%	43.7%	44.4%	42.3%	47.0%	46.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	33.6%	32.0%	31.1%	32.1%	31.4%	32.2%	29.6%	30.2%

CAY combined ratio ex Cats	75.6%	73.5%	74.3%	75.8%	75.8%	74.5%	76.6%	76.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$13	$10	$4	$13	$4	$14
Catastrophe losses - pre-tax	$6	$6	$88	$90	$67	$100	$67	$157
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$(15)	$-	$(5)	$(5)	$(15)	$(20)	$(25)

% Change versus prior year period
Net premiums written as reported	-13.5%	-7.6%	13.7%	19.9%	34.8%	-2.6%	35.0%	32.2%
Net premiums earned as reported	-0.5%	-0.3%	24.8%	32.6%	32.3%	7.4%	32.0%	32.2%

Net premiums written constant $	-13.8%	-7.8%	14.0%	19.6%	34.8%	-2.7%	35.1%	32.2%
Net premiums earned constant $	-0.9%	-0.6%	25.3%	32.5%	32.9%	7.3%	32.3%	32.4%

Other ratios
Net premiums written/gross premiums written	92%	82%	90%	91%	92%	87%	85%	86%

Global Reinsurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024

Gross premiums written	$1,995	$1,866	$1,778	$1,630	$1,618	$5,639	$4,965	$6,595

Net premiums written	1,932	1,802	1,720	1,561	1,552	5,454	4,765	6,326

Net premiums earned	1,925	1,789	1,696	1,564	1,530	5,410	4,709	6,273

Losses and loss expenses	31	20	26	26	32	77	86	112

Adjusted policy benefits	1,303	1,249	1,163	1,011	989	3,715	3,090	4,101

Policy acquisition costs	359	319	310	317	291	988	885	1,202

Administrative expenses	213	199	202	242	213	614	638	880

Adjusted net investment income	284	274	271	265	250	829	738	1,003

Other income (expense) - operating (1)	31	37	35	48	39	103	111	159

Amortization expense of purchased intangibles	(10)	(8)	(10)	(11)	(10)	(28)	(31)	(42)

Segment income	$324	$305	$291	$270	$284	$920	$828	$1,098

% Change versus prior year period

Net premiums written	24.6%	14.1%	5.3%	7.6%	6.8%	14.5%	18.7%	15.7%

Net premiums earned	25.8%	14.2%	5.3%	9.0%	6.1%	14.9%	18.8%	16.2%

Net premiums written constant $	23.5%	17.3%	10.3%	8.5%	10.6%	17.0%	22.2%	18.5%

Net premiums earned constant $	24.7%	17.5%	10.2%	9.9%	9.9%	17.5%	22.4%	19.0%
International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	3Q-25	3Q-24	% Change	Constant $ % Change	YTD 2025	YTD 2024	% Change	Constant $ % Change
International life insurance net premiums written (2)	$1,613	$1,275	26.5%	25.1%	$4,533	$3,964	14.4%	17.3%
International life insurance deposits (3)	496	586	-15.3%	-19.6%	1,769	1,733	2.0%	1.6%

Total international life insurance net premiums written and deposits	$2,109	$1,861	13.3%	10.6%	$6,302	$5,697	10.6%	12.4%

International life insurance segment income	$253	$223	13.4%	13.3%	$722	$680	6.1%	10.4%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Q3 2025 includes a favorable one-time large transaction of $126 million. Excluding the transaction, net premiums written were up 16.6%, or 15.3% on a constant dollar basis.

(3) Includes deposits collected on universal life and investment contracts. Consistent with U.S. GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	YTD 2025	YTD 2024	Full Year 2024

Adjusted loss and loss expenses	$61	$70	$14	$138	$58	$145	$161	$299
Administrative expenses	113	106	105	122	104	324	310	432

Underwriting loss	(174)	(176)	(119)	(260)	(162)	(469)	(471)	(731)

Adjusted net investment income	(17)	(25)	(25)	(17)	(23)	(67)	(72)	(89)

Other income (expense) - operating	(3)	(12)	(8)	11	(10)	(23)	(57)	(46)

Adjusted interest expense	(203)	(186)	(186)	(194)	(197)	(575)	(568)	(762)
Amortization expense of purchased intangibles	(36)	(37)	(37)	(41)	(40)	(110)	(122)	(163)
Integration expenses	(1)	(2)	-	(18)	(7)	(3)	(21)	(39)
Amortization of fair value adjustment of acquired invested assets and long-term debt	5	1	3	3	-	9	2	5

Adjusted net realized gains (losses)	247	662	(103)	24	391	806	421	445
Market risk benefits gains (losses)	(142)	(17)	(92)	98	(230)	(251)	(238)	(140)
Income tax expense	(787)	(717)	(321)	(479)	(504)	(1,825)	(1,336)	(1,815)
Less: NCI income (loss)	306	31	12	65	166	349	303	368

Net loss	$(1,417)	$(540)	$(900)	$(938)	$(948)	$(2,857)	$(2,765)	$(3,703)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$61	$70	$13	$139	$55	$144	$157	$296

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2023	$80,122	$17,884	$62,238
Losses and loss expenses incurred	6,603	876	5,727
Losses and loss expenses paid	(6,423)	(1,601)	(4,822)	84%
Other (incl. foreign exch. revaluation)	39	4	35

Balance at March 31, 2024	$80,341	$17,163	$63,178
Losses and loss expenses incurred	7,819	1,388	6,431
Losses and loss expenses paid	(5,657)	(1,069)	(4,588)	71%
Other (incl. foreign exch. revaluation)	(312)	(73)	(239)

Balance at June 30, 2024	$82,191	$17,409	$64,782
Losses and loss expenses incurred	9,737	2,354	7,383
Losses and loss expenses paid	(7,838)	(2,169)	(5,669)	77%
Other (incl. foreign exch. revaluation)	236	37	199

Balance at September 30, 2024	$84,326	$17,631	$66,695
Losses and loss expenses incurred	8,375	1,894	6,481
Losses and loss expenses paid	(8,052)	(1,628)	(6,424)	99%
Other (incl. foreign exch. revaluation)	(645)	(163)	(482)

Balance at December 31, 2024	$84,004	$17,734	$66,270
Losses and loss expenses incurred	8,654	1,758	6,896
Losses and loss expenses paid	(7,466)	(1,462)	(6,004)	87%
Other (incl. foreign exch. revaluation)	279	51	228

Balance at March 31, 2025	$85,471	$18,081	$67,390
Losses and loss expenses incurred	7,661	1,089	6,572
Losses and loss expenses paid	(7,620)	(1,682)	(5,938)	90%
Other (incl. foreign exch. revaluation)	864	203	661

Balance at June 30, 2025	$86,376	$17,691	$68,685
Losses and loss expenses incurred	8,827	1,876	6,951
Losses and loss expenses paid	(6,934)	(1,190)	(5,744)	83%
Other (incl. foreign exch. revaluation)	170	44	126

Balance at September 30, 2025	$88,439	$18,421	$70,018
Add net recoverable on paid losses	-	1,806	(1,806)

Balance including net recoverable on paid losses	$88,439	$20,227	$68,212

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2025	2025	2025	2024
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,411	$1,493	$1,533	$1,629

Brandywine and Other Run-off	456	473	467	482

Total	$1,867	$1,966	$2,000	$2,111

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$17,566	$16,839	$17,180	$16,810

Brandywine and Other Run-off	1,120	1,113	1,155	1,166

Total	$18,686	$17,952	$18,335	$17,976

Gross reinsurance recoverable

Active operations	$18,977	$18,332	$18,713	$18,439

Brandywine and Other Run-off	1,576	1,586	1,622	1,648

Total	$20,553	$19,918	$20,335	$20,087

Provision for uncollectible reinsurance (1)

Active operations	$(233)	$(233)	$(228)	$(228)

Brandywine and Other Run-off	(93)	(90)	(92)	(82)

Total	$(326)	$(323)	$(320)	$(310)

Net reinsurance recoverable

Active operations	$18,744	$18,099	$18,485	$18,211

Brandywine and Other Run-off	1,483	1,496	1,530	1,566

Total	$20,227	$19,595	$20,015	$19,777

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.9 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30		June 30		March 31		December 31
	2025		2025		2025		2024
Market Value

Fixed maturities available for sale	$121,788		$116,119		$111,123		$110,363

Other investments-fixed maturities	7,522		6,441		6,799		6,265

Short-term investments	4,380		4,508		4,432		5,142

Total fixed maturities	$133,690		$127,068		$122,354		$121,770

Asset Allocation by Market Value

U.S. and local government securities	$3,846	3%	$4,033	3%	$4,025	3%	$4,070	3%

Corporate and asset-backed securities	47,451	35%	45,126	36%	43,280	36%	43,207	36%

Mortgage-backed securities	30,160	23%	28,497	22%	27,516	22%	27,248	22%

Non-U.S.	47,853	36%	44,904	35%	43,101	35%	42,103	35%

Short-term investments	4,380	3%	4,508	4%	4,432	4%	5,142	4%

Total fixed maturities	$133,690	100%	$127,068	100%	$122,354	100%	$121,770	100%

Credit Quality by Market Value

AAA	$13,471	11%	$13,450	11%	$12,902	11%	$13,933	11%

AA	40,254	30%	38,363	30%	37,662	30%	37,640	30%

A	33,847	25%	31,633	25%	30,137	25%	28,882	24%

BBB	23,207	17%	22,452	18%	21,798	18%	21,610	18%

BB	12,748	10%	11,644	9%	10,705	9%	10,789	9%

B	9,762	7%	9,114	7%	8,669	7%	8,279	7%

Other	401	0%	412	0%	481	0%	637	1%

Total fixed maturities	$133,690	100%	$127,068	100%	$122,354	100%	$121,770	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$123,676		$118,876		$114,867		$115,013

Other investments-fixed maturities	7,522		6,441		6,799		6,265

Short-term investments	4,381		4,508		4,434		5,143

Subtotal fixed maturities (1)	135,579		129,825		126,100		126,421

Equity securities	10,377		9,913		9,556		9,151

Private debt held-for-investment (1)	2,535		2,429		2,460		2,628

Private equities and other	19,394		18,904		17,931		17,101

Total investment portfolio	$167,885		$161,071		$156,047		$155,301

Avg. duration of fixed maturities (2)	4.8 years		4.8 years		4.8 years		4.8 years

Avg. market yield of fixed income investments (3)	5.2%		5.3%		5.5%		5.6%

Avg. credit quality	A/A		A/A		A/A		A/A

Avg. book yield of fixed income investments (3)	5.1%		5.1%		5.0%		5.0%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 18

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at September 30, 2025

Agency residential mortgage-backed securities (RMBS)	$16	$26,448	$-	$-	$-	$26,464

Non-agency RMBS	2,137	185	201	74	2	2,599

Commercial mortgage-backed securities	918	118	54	5	2	1,097

Total mortgage-backed securities at market value	$3,071	$26,751	$255	$79	$4	$30,160

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2025		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,981	$682	$346	$258	$5,267

Banks		-	2	2,677	2,065	4,744

Basic Materials		-	-	80	238	318

Communications		-	256	520	1,378	2,154

Consumer, Cyclical		9	169	640	920	1,738

Consumer, Non-Cyclical		42	494	2,742	1,729	5,007

Diversified Financial Services		1	123	514	198	836

Energy		-	116	443	1,414	1,973

Industrial		-	9	763	1,296	2,068

Utilities		261	10	1,283	1,318	2,872

All Others		118	394	1,431	1,913	3,856

Total		$4,412	$2,255	$11,439	$12,727	$30,833

Market Value at September 30, 2025			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$10	$106	$1	$117
Banks			-	-	-	-
Basic Materials			579	324	-	903
Communications			826	865	49	1,740
Consumer, Cyclical			1,544	1,126	59	2,729
Consumer, Non-Cyclical			1,886	1,356	40	3,282
Diversified Financial Services			558	357	-	915
Energy			821	515	1	1,337
Industrial			1,179	987	48	2,214
Utilities			395	198	-	593
All Others			877	1,829	82	2,788

Total			$8,675	$7,663	$280	$16,618

Investments 2	Page 19

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2025

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,999	$-	$-	$-	$1,999

People’s Republic of China	-	211	1,751	-	-	1,962

Kingdom of Thailand	-	-	1,089	-	-	1,089

Canada	963	-	-	-	-	963

United Mexican States	-	-	-	831	-	831

Taiwan	-	774	-	-	-	774

Federative Republic of Brazil	-	-	-	-	661	661

Commonwealth of Australia	580	-	-	-	-	580

Province of Hunan China	-	-	558	-	-	558

Province of Ontario	-	557	-	-	-	557

Other Non-U.S. Government Securities	743	2,263	2,897	1,097	1,475	8,475

Total	$2,286	$5,804	$6,295	$1,928	$2,136	$18,449

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$7,524	$469	$11	$8,004

United Kingdom	26	29	1,180	1,004	524	2,763

Canada	192	53	984	842	497	2,568

France	6	30	909	577	233	1,755

United States (1)	9	135	354	498	661	1,657

South Korea	-	445	468	636	8	1,557

Australia	52	301	426	421	36	1,236

Japan	-	-	714	189	87	990

Germany	101	100	108	314	63	686

Netherlands	115	-	242	127	102	586

Other Non-U.S. Corporate Securities	471	591	1,789	3,203	1,548	7,602

Total	$972	$1,684	$14,698	$8,280	$3,770	$29,404

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2025	Market Value	Rating

1	Bank of America Corp	$811	A-

2	Morgan Stanley	760	A-

3	JP Morgan Chase & Co	721	A

4	Goldman Sachs Group Inc	568	BBB+

5	Wells Fargo & Co	531	BBB+

6	Citigroup Inc	513	BBB+

7	Verizon Communications Inc	416	BBB+

8	AT&T Inc	390	BBB

9	UBS Group AG	388	A-

10	HSBC Holdings PLC	370	A-

Investments 4	Page 21

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2025

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(154)	$65	$(89)	$884	$(52)	$832	$730	$13	$743
Public equity:
Realized gains (losses) on sales	53	(14)	39	-	-	-	53	(14)	39
Mark-to-market	197	(69)	128	-	-	-	197	(69)	128
Private equity: Mark-to-market	(36)	10	(26)	-	-	-	(36)	10	(26)

Total investment portfolio	60	(8)	52	884	(52)	832	944	(60)	884
Foreign exchange	(115)	14	(101)	79	(17)	62	(36)	(3)	(39)
Partially-owned entities (2)	1	-	1	-	-	-	1	-	1
Current discount rate on future policy benefits	-	-	-	258	26	284	258	26	284
Instrument-specific credit risk - market risk benefits	-	-	-	(9)	2	(7)	(9)	2	(7)
Other	-	-	-	(6)	1	(5)	(6)	1	(5)

Net gains (losses)	$(54)	$6	$(48)	$1,206	$(40)	$1,166	$1,152	$(34)	$1,118

(1) The quarter includes pre-tax realized losses on investment derivatives of $84 million, a net decrease of the valuation allowance of expected credit losses of $22 million on fixed maturities, and impairments of $22 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended September 30, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$26	$2	$28	$3,457	$(198)	$3,259	$3,483	$(196)	$3,287
Public equity:
Realized gains (losses) on sales	(4)	1	(3)	-	-	-	(4)	1	(3)
Mark-to-market	111	(22)	89	-	-	-	111	(22)	89
Private equity: Mark-to-market	151	6	157	-	-	-	151	6	157

Total investment portfolio	284	(13)	271	3,457	(198)	3,259	3,741	(211)	3,530
Foreign exchange	(57)	11	(46)	383	7	390	326	18	344
Partially-owned entities (4)	1	-	1	-	-	-	1	-	1
Current discount rate on future policy benefits	-	-	-	(629)	36	(593)	(629)	36	(593)
Instrument-specific credit risk - market risk benefits	-	-	-	(8)	1	(7)	(8)	1	(7)
Other	(3)	3	-	(19)	4	(15)	(22)	7	(15)

Net gains (losses)	$225	$1	$226	$3,184	$(150)	$3,034	$3,409	$(149)	$3,260

(3) The quarter includes pre-tax realized gains on investment derivatives of $66 million, a net decrease of the valuation allowance of expected credit losses of $48 million on fixed maturities, and impairments of $19 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 22

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2025

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(140)	$63	$(77)	$2,775	$(163)	$2,612	$2,635	$(100)	$2,535
Public equity:
Realized gains (losses) on sales	70	(20)	50	-	-	-	70	(20)	50
Mark-to-market	357	(89)	268	-	-	-	357	(89)	268
Private equity: Mark-to-market	466	(67)	399	-	-	-	466	(67)	399

Total investment portfolio	753	(113)	640	2,775	(163)	2,612	3,528	(276)	3,252
Foreign exchange	(269)	64	(205)	1,194	(26)	1,168	925	38	963
Partially-owned entities (2)	2	-	2	-	-	-	2	-	2
Current discount rate on future policy benefits	-	-	-	30	47	77	30	47	77
Instrument-specific credit risk - market risk benefits	-	-	-	(4)	1	(3)	(4)	1	(3)
Other	(11)	2	(9)	(127)	25	(102)	(138)	27	(111)

Net gains (losses)	$475	$(47)	$428	$3,868	$(116)	$3,752	$4,343	$(163)	$4,180

(1) Year to date includes pre-tax realized gains on investment derivatives of $46 million, a net decrease of the valuation allowance of expected credit losses of $20 million on fixed maturities, and impairments of $34 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Nine months ended September 30, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(213)	$41	$(172)	$2,284	$(149)	$2,135	$2,071	$(108)	$1,963
Public equity:
Realized gains (losses) on sales	8	-	8	-	-	-	8	-	8
Mark-to-market	170	(16)	154	-	-	-	170	(16)	154
Private equity: Mark-to-market	333	13	346	-	-	-	333	13	346

Total investment portfolio	298	38	336	2,284	(149)	2,135	2,582	(111)	2,471
Foreign exchange	(161)	36	(125)	(26)	19	(7)	(187)	55	(132)
Partially-owned entities (4)	2	-	2	-	-	-	2	-	2
Current discount rate on future policy benefits	-	-	-	(592)	14	(578)	(592)	14	(578)
Instrument-specific credit risk - market risk benefits	-	-	-	2	-	2	2	-	2
Other	(10)	1	(9)	(17)	4	(13)	(27)	5	(22)

Net gains (losses)	$129	$75	$204	$1,651	$(112)	$1,539	$1,780	$(37)	$1,743

(3) Year to date includes pre-tax realized gains on investment derivatives of $6 million, a net decrease of the valuation allowance of expected credit losses of $81 million on fixed maturities, and impairments of $81 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2025	2025	2025	2024	2023

Financial debt:

Total short-term debt	$1,499	$1,499	$-	$800	$1,460

Total long-term debt (1)	15,727	13,477	14,508	14,379	13,035

Total financial debt	$17,226	$14,976	$14,508	$15,179	$14,495

Hybrid debt:

Total trust preferred securities	$309	$309	$309	$309	$308

Total subordinated debt (2)	112	111	110	110	-

Total hybrid debt	$421	$420	$419	$419	$308

Total	$17,647	$15,396	$14,927	$15,598	$14,803

Capitalization:

Chubb shareholders’ equity	$71,855	$69,395	$65,726	$64,021	$59,507

Hybrid debt	421	420	419	419	308

Financial debt	17,226	14,976	14,508	15,179	14,495

Total capitalization	$89,502	$84,791	$80,653	$79,619	$74,310

Leverage ratios (based on total capital) (2):

Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.4%

Financial debt	19.2%	17.7%	18.0%	19.1%	19.5%

Total hybrid & financial debt	19.7%	18.2%	18.5%	19.6%	19.9%

Note: As of September 30, 2025, there was $0.9 billion usage of credit facilities on total capacity of $4.1 billion.

(1) In July 2025, the company entered into a 2.145 billion Chinese Yuan Renminbi (CNY) term loan (approximately $299 million). The loan’s interest rate is 2.75% and matures in 2028.

In August 2025, the company issued $1.25 billion of 4.9% senior notes due 2035. In addition, the company issued 4.5 billion CNY of bonds in Hong Kong (approximately $627 million): 1.0 billion CNY at 2.5% due 2030, 1.5 billion CNY at 2.75% due 2035, and 2.0 billion CNY at 3.05% due 2055. The use of proceeds is for general corporate purposes, including the repayment of a portion of the $1.5 billion 3.35% senior notes due May 2026.

(2) Capital Supplementary Bonds issued by Huatai Life. For purposes of calculating leverage ratios, Huatai debt is based on Chubb’s share (excluding non-controlling interest).

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2025	2024	2025	2024

Numerator
Core operating income	$3,003	$2,334	$6,972	$6,691
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	4	2	10	5
Tax (expense) benefit on amortization adjustment	(1)	(2)	(3)	(3)
Integration expenses, pre-tax	(1)	(7)	(3)	(21)
Tax (expense) benefit on integration expenses	-	1	-	4
Adjusted net realized gains (losses), pre-tax	(54)	225	475	129
Tax (expense) benefit on adjusted net realized gains (losses)	6	1	(47)	75
Market risk benefits gains (losses), pre-tax	(142)	(230)	(251)	(238)
Tax (expense) benefit on market risk benefits gains (losses)	22	-	38	-
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(36)	-	(91)	55

Chubb net income	$2,801	$2,324	$7,100	$6,697

Rollforward of Common Shares Outstanding
Shares - beginning of period	398,660,788	404,073,495	400,703,663	405,269,637
Repurchase of shares	(4,436,315)	(1,441,607)	(8,121,824)	(4,915,964)
Shares issued (canceled), excluding option exercises	(33,632)	(24,806)	581,712	665,669
Issued for option exercises	133,597	426,339	1,160,887	2,014,079

Shares - end of period	394,324,438	403,033,421	394,324,438	403,033,421

Denominator
Weighted average shares outstanding (1)	397,336,568	403,831,412	399,289,363	404,700,118
Effect of other dilutive securities	3,532,323	4,047,315	3,902,807	4,191,655

Adj. wtd. avg. shares outstanding and assumed conversions	400,868,891	407,878,727	403,192,170	408,891,773

Basic earnings per share
Core operating income	$7.56	$5.78	$17.46	$16.53
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	-	0.02	-
Integration expenses, net of tax	-	(0.02)	(0.01)	(0.04)
Adjusted net realized gains (losses), net of tax	(0.13)	0.56	1.07	0.51
Market risk benefits gains (losses), net of tax	(0.30)	(0.57)	(0.53)	(0.59)
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(0.09)	-	(0.23)	0.14

Chubb net income	$7.05	$5.75	$17.78	$16.55

Diluted earnings per share
Core operating income	$7.49	$5.72	$17.29	$16.36
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	-	0.02	-
Integration expenses, net of tax	-	(0.02)	(0.01)	(0.04)
Adjusted net realized gains (losses), net of tax	(0.12)	0.56	1.06	0.50
Market risk benefits gains (losses), net of tax	(0.30)	(0.56)	(0.53)	(0.58)
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(0.09)	-	(0.22)	0.14

Chubb net income	$6.99	$5.70	$17.61	$16.38

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2025	2025	2025	2024	2024

Chubb shareholders’ equity	$71,855	$69,395	$65,726	$64,021	$65,757
Less: Chubb goodwill and other intangible assets, net of tax	24,485	24,490	23,940	23,800	24,376

Numerator for tangible book value per share	$47,370	$44,905	$41,786	$40,221	$41,381

Book value - % change over prior quarter	3.5%	5.6%	2.7%	-2.6%	7.7%
Tangible book value - % change over prior quarter	5.5%	7.5%	3.9%	-2.8%	12.5%

Denominator: shares outstanding	394,324,438	398,660,788	400,748,485	400,703,663	403,033,421

Book value per common share	$182.22	$174.07	$164.01	$159.77	$163.16
Tangible book value per common share	$120.13	$112.64	$104.27	$100.38	$102.67

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$69,395	$65,726	$64,021	$65,757	$61,038

Core operating income	3,003	2,480	1,489	2,451	2,334

Amortization of fair value adjustment of acquired invested assets and long-term debt	3	-	4	-	-

Integration expenses	(1)	(2)	-	(15)	(6)

Adjusted net realized gains (losses) (1)	(48)	539	(63)	41	226

Market risk benefits gains (losses)	(120)	(15)	(78)	98	(230)

Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(36)	(34)	(21)	-	-

Net unrealized gains (losses) on investments	832	932	848	(2,510)	3,259

Repurchase of shares	(1,232)	(676)	(385)	(725)	(413)

Dividend declared on common shares	(385)	(388)	(366)	(367)	(369)

Cumulative translation gains (losses)	62	766	340	(1,073)	390

Postretirement benefit liability	(2)	(3)	(4)	142	(1)

Current discount rate on future policy benefits	284	(101)	(106)	(12)	(593)

Instrument-specific credit risk - market risk benefits	(7)	1	3	4	(7)

Other (2)	107	170	44	230	129

Chubb shareholders’ equity, end of quarter	$71,855	$69,395	$65,726	$64,021	$65,757

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits include gains and losses from fair value changes in separate account liabilities, as well as the offsetting movement in separate account assets that do not qualify for separate account reporting under U.S. GAAP, for purposes of reporting Life Insurance underwriting income. We view gains and losses from fair value changes in both non-qualified separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified from Other (income) expense to adjusted policy benefits. In addition, adjusted policy benefits includes the impact of realized gains and losses on underlying investments supporting the liabilities of certain participating policies for the portion that are shared with policyholders. These realized gains and losses on underlying investments have been reclassified from net realized gains (losses) to adjusted policy benefits. We believe this presentation better reflects the economics of the liabilities and the underlying investments supporting those liabilities.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a U.S. GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 30-33.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a useful evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a useful comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of Chubb’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of Chubb’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess Chubb’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses) and other, which include items described in this paragraph, and market risk benefits gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. In addition, we exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, which include legal and professional fees and all other costs directly related to acquisition integration activities. The costs are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. Additionally, we exclude the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and adjusted in 2024 and subsequent years’ amortization of the related deferred tax asset, which we believe provides investors with a better view of our operating performance, enhances the understanding of the trends in the underlying business, improves comparability between periods and provides increased transparency compared to the prior presentation of the non-recurring tax benefit. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax expense (benefit) on amortization of fair value of acquired invested assets and debt, tax expense (benefit) on integration expenses, tax expense (benefit) on market risk benefits gains (losses), the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and subsequent years’ amortization of the related deferred tax asset, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and integration expenses before tax, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt, integration expenses, the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and subsequent years’ amortization of the related deferred tax asset. Due to fluctuations in our income before taxes during the year, on a quarterly basis these exclusions may not annualize to the full year forecasted expense or (benefit), if applicable. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with U.S. GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Chubb has elected to remove the impact of net investing activities of consolidated investment companies from our operating cash flow as they may distort a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of consolidated investment products.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024
Tax expense, as reported	$784	$713	$318	$475	$500	$1,815	$1,329	$1,804
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	1	3	(1)	2	2	3	3	5
Less: tax expense (benefit) on integration expenses	-	-	-	(3)	(1)	-	(4)	(7)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(6)	94	(41)	(71)	(1)	47	(75)	(146)
Less: tax expense (benefit) on market risk benefits gains (losses)	(22)	(2)	(14)	-	-	(38)	-	-
Less: amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	36	34	21	-	-	91	(55)	(55)

Tax expense, adjusted	$775	$584	$353	$547	$500	$1,712	$1,460	$2,007

Income before tax, as reported	$3,585	$3,681	$1,649	$3,050	$2,824	$8,915	$8,026	$11,076
Less: amortization of fair value of acquired invested assets and debt	4	3	3	2	2	10	5	7
Less: integration expenses	(1)	(2)	-	(18)	(7)	(3)	(21)	(39)
Less: adjusted realized gains (losses)	29	93	(84)	(246)	32	38	(167)	(413)
Less: realized gains (losses) related to unconsolidated entities	(83)	540	(20)	216	193	437	296	512
Less: market risk benefits gains (losses)	(142)	(17)	(92)	98	(230)	(251)	(238)	(140)

Core operating income before tax	$3,778	$3,064	$1,842	$2,998	$2,834	$8,684	$8,151	$11,149

Effective tax rate	21.9%	19.4%	19.3%	15.6%	17.7%	20.4%	16.6%	16.3%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	-0.1%	0.1%	-0.1%	-0.1%	0.0%	0.0%	0.0%
Adjustment for tax impact of integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.2%	0.9%	1.0%	2.1%	1.7%	0.4%	1.1%	1.4%
Adjustment for tax impact of market risk benefits gains (losses)	-0.2%	0.0%	-0.2%	0.6%	-1.6%	-0.1%	-0.5%	-0.2%
Adjustment for amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	-1.0%	-1.1%	-1.1%	0.0%	0.0%	-1.0%	0.7%	0.5%

Core operating effective tax rate	20.5%	19.1%	19.1%	18.2%	17.7%	19.7%	17.9%	18.0%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024
Net income, as reported	$2,801	$2,968	$1,331	$2,575	$2,324	$7,100	$6,697	$9,272
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	4	3	3	2	2	10	5	7
Tax (expense) benefit on amortization adjustment	(1)	(3)	1	(2)	(2)	(3)	(3)	(5)
Integration expenses, pre-tax	(1)	(2)	-	(18)	(7)	(3)	(21)	(39)
Tax (expense) benefit on integration expenses	-	-	-	3	1	-	4	7
Adjusted realized gains (losses), pre-tax	29	93	(84)	(246)	32	38	(167)	(413)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(83)	540	(20)	216	193	437	296	512
Tax (expense) benefit on adjusted net realized gains (losses)	6	(94)	41	71	1	(47)	75	146
Market risk benefits gains (losses), pre-tax	(142)	(17)	(92)	98	(230)	(251)	(238)	(140)
Tax (expense) benefit on market risk benefits gains (losses)	22	2	14	-	-	38	-	-
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(36)	(34)	(21)	-	-	(91)	55	55

Core operating income	$3,003	$2,480	$1,489	$2,451	$2,334	$6,972	$6,691	$9,142

Catastrophe losses - after-tax	$226	$510	$1,300	$515	$629	$2,036	$1,458	$1,973
Unfavorable (favorable) prior period development (PPD) - after-tax	$(238)	$(196)	$(204)	$(196)	$(181)	$(638)	$(516)	$(712)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						YTD	YTD	Full Year
	3Q-25	2Q-25	1Q-25	4Q-24	3Q-24	2025	2024	2024
Net income, as reported	$3,107	$2,999	$1,343	$2,640	$2,490	$7,449	$7,000	$9,640
Less: Income tax expense	(787)	(717)	(321)	(479)	(504)	(1,825)	(1,336)	(1,815)
Amortization expense of purchased intangibles	(75)	(74)	(75)	(82)	(81)	(224)	(241)	(323)
Other income (expense)	43	655	83	397	325	781	626	1,023
Interest expense	(197)	(181)	(181)	(189)	(192)	(559)	(552)	(741)
Net investment income	1,648	1,568	1,561	1,563	1,508	4,777	4,367	5,930
Net realized gains (losses)	283	160	(116)	(84)	198	327	201	117
Market risk benefits gains (losses)	(142)	(17)	(92)	98	(230)	(251)	(238)	(140)
Integration expenses	(1)	(2)	-	(18)	(7)	(3)	(21)	(39)
Life Insurance underlying income (loss) (2)	69	(26)	44	(141)	15	87	(86)	(227)
Add: Realized gains (losses) on crop derivatives	(7)	(2)	1	-	(1)	(8)	(5)	(5)

P&C underwriting income	$2,259	$1,631	$441	$1,575	$1,457	$4,331	$4,275	$5,850
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	285	630	1,641	607	765	2,556	1,780	2,387
Unfavorable (favorable) prior period development (PPD) - pre-tax	(361)	(249)	(255)	(213)	(244)	(865)	(643)	(856)

P&C CAY underwriting income ex Cats	$2,183	$2,012	$1,827	$1,969	$1,978	$6,022	$5,412	$7,381

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in other income (expense) under U.S. GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			YTD	YTD	Full Year
	3Q-25	3Q-24	2025	2024	2024
Chubb net income	$2,801	$2,324	$7,100	$6,697	$9,272
Core operating income	$3,003	$2,334	$6,972	$6,691	$9,142
Equity - beginning of period, as reported	$69,395	$61,038	$64,021	$59,507	$59,507
Less: unrealized gains (losses) on investments, net of deferred tax	(2,772)	(5,301)	(4,552)	(4,177)	(4,177)
Less: changes in current discount rate on FPB, net of deferred tax	(746)	66	(539)	51	51
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(12)	(13)	(16)	(22)	(22)

Equity - beginning of period, as adjusted	$72,925	$66,286	$69,128	$63,655	$63,655

Less: Chubb goodwill and other intangible assets, net of tax	24,490	24,246	23,800	23,853	23,853

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$48,435	$42,040	$45,328	$39,802	$39,802

Equity - end of period, as reported	$71,855	$65,757	$71,855	$65,757	$64,021
Less: unrealized gains (losses) on investments, net of deferred tax	(1,940)	(2,042)	(1,940)	(2,042)	(4,552)
Less: changes in current discount rate on FPB, net of deferred tax	(462)	(527)	(462)	(527)	(539)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(19)	(20)	(19)	(20)	(16)

Equity - end of period, as adjusted	$74,276	$68,346	$74,276	$68,346	$69,128

Less: Chubb goodwill and other intangible assets, net of tax	24,485	24,376	24,485	24,376	23,800

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$49,791	$43,970	$49,791	$43,970	$45,328

Weighted average equity, as reported	$70,625	$63,398	$67,938	$62,632	$61,764
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$49,113	$43,005	$47,560	$41,886	$42,565
Weighted average equity, as adjusted	$73,601	$67,316	$71,702	$66,001	$66,392
ROE	15.9%	14.7%	13.9%	14.3%	15.0%
Core operating ROTE	24.5%	21.7%	19.5%	21.3%	21.5%
Core operating ROE	16.3%	13.9%	13.0%	13.5%	13.8%
Private equities realized gains (losses), after-tax (1)	$(26)	$157	$399	$346	$635
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	-0.1 pts	0.9 pts	0.7 pts	0.7 pts	1.0 pt

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	September 30	June 30	December 31	September 30	QTD	YTD	Year-over-Year
	2025	2025	2024	2024	% Change	% Change	% Change
Book value	$71,855	$69,395	$64,021	$65,757
Less: AOCI	(4,892)	(6,058)	(8,644)	(5,270)

Book value excluding AOCI	76,747	75,453	72,665	71,027
Tangible book value	47,370	44,905	40,221	41,381
Less: Tangible AOCI	(4,129)	(5,248)	(7,292)	(4,450)

Tangible book value excluding tangible AOCI	$51,499	$50,153	$47,513	$45,831

Denominator: shares outstanding	394,324,438	398,660,788	400,703,663	403,033,421

Book value per share	$182.22	$174.07	$159.77	$163.16	4.7%	14.1%	11.7%
Tangible book value per share	$120.13	$112.64	$100.38	$102.67	6.6%	19.7%	17.0%

Book value per share excluding AOCI	$194.63	$189.27	$181.34	$176.23	2.8%	7.3%	10.4%
Tangible book value per share excluding tangible AOCI	$130.60	$125.80	$118.57	$113.72	3.8%	10.1%	14.8%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q3 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,083	$713	$1,217	$1,826	$139	$61	$7,039
Realized (gains) losses on crop derivatives		-	-	7	-	-	-	7

Adjusted losses and loss expenses/policy benefits	A	$3,083	$713	$1,224	$1,826	$139	$61	$7,046

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(72)	(161)	(4)	(42)	(6)	-	(285)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(72)	(161)	(4)	(42)	(6)	-	(285)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		26	282	30	84	-	(61)	361
Net premiums earned adjustments on PPD - unfavorable (favorable)		68	-	-	-	-	-	68
Expense adjustments - unfavorable (favorable)		3	-	-	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		97	282	30	84	-	(61)	432

CAY loss and loss expense ex Cats	B	$3,108	$834	$1,250	$1,868	$133	$-	$7,193

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,056	$421	$91	$1,343	$105	$113	$3,129
Expense adjustments - favorable (unfavorable)		(3)	-	-	-	-	-	(3)

CAY policy acquisition costs and administrative expenses	D	$1,053	$421	$91	$1,343	$105	$113	$3,126

Denominator
Net premiums earned	E	$5,080	$1,741	$1,495	$3,803	$315		$12,434
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		68	-	-	-	-		68
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$5,148	$1,741	$1,495	$3,803	$315		$12,502

P&C combined ratio
Loss and loss expense ratio	A/E	60.7%	41.0%	81.9%	48.0%	43.8%		56.7%
Policy acquisition cost and administrative expense ratio	C/E	20.8%	24.1%	6.1%	35.3%	33.6%		25.1%

P&C combined ratio		81.5%	65.1%	88.0%	83.3%	77.4%		81.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.4%	48.0%	83.6%	49.1%	42.0%		57.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	24.1%	6.1%	35.3%	33.6%		25.0%

CAY P&C combined ratio ex Cats		80.8%	72.1%	89.7%	84.4%	75.6%		82.5%

Combined ratio
Combined ratio								81.7%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								81.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$9,372	$3,628	$1,791	$5,254	$513	$145	$20,703
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8

Adjusted losses and loss expenses/policy benefits	A	$9,372	$3,628	$1,799	$5,254	$513	$145	$20,711

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(455)	(1,645)	(20)	(349)	(87)	-	(2,556)
Reinstatement premiums collected (expensed) on catastrophe losses		-	(50)	-	(5)	13	-	(42)

Catastrophe losses, gross of related adjustments		(455)	(1,595)	(20)	(344)	(100)	-	(2,514)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		246	403	63	282	15	(144)	865
Net premiums earned adjustments on PPD - unfavorable (favorable)		73	-	-	-	-	-	73
Expense adjustments - unfavorable (favorable)		3	-	(3)	-	-	-	-
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		322	403	60	282	13	(144)	936

CAY loss and loss expense ex Cats	B	$9,239	$2,436	$1,839	$5,192	$426	$1	$19,133

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,181	$1,252	$160	$3,792	$323	$324	$9,032
Expense adjustments - favorable (unfavorable)		(3)	-	3	-	-	-	-

CAY policy acquisition costs and administrative expenses	D	$3,178	$1,252	$163	$3,792	$323	$324	$9,032

Denominator
Net premiums earned	E	$15,245	$4,996	$2,258	$10,554	$1,021		$34,074
Reinstatement premiums (collected) expensed on catastrophe losses		-	50	-	5	(13)		42
Net premiums earned adjustments on PPD - unfavorable (favorable)		73	-	-	-	-		73
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$15,318	$5,046	$2,258	$10,559	$1,006		$34,187

P&C combined ratio
Loss and loss expense ratio	A/E	61.5%	72.6%	79.7%	49.8%	50.1%		60.8%
Policy acquisition cost and administrative expense ratio	C/E	20.8%	25.1%	7.1%	35.9%	31.8%		26.5%

P&C combined ratio		82.3%	97.7%	86.8%	85.7%	81.9%		87.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.3%	48.3%	81.5%	49.2%	42.3%		56.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.8%	24.8%	7.2%	35.9%	32.2%		26.4%

CAY P&C combined ratio ex Cats		81.1%	73.1%	88.7%	85.1%	74.5%		82.4%

Combined ratio
Combined ratio								87.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 31

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,391	$879	$1,192	$1,751	$200	$58	$7,471
Realized (gains) losses on crop derivatives		-	-	1	-	-	-	1

Adjusted losses and loss expenses/policy benefits	A	$3,391	$879	$1,193	$1,751	$200	$58	$7,472

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(340)	(230)	(29)	(103)	(63)	-	(765)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	4	-	4

Catastrophe losses, gross of related adjustments		(340)	(230)	(29)	(103)	(67)	-	(769)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		39	189	6	60	5	(55)	244
Net premiums earned adjustments on PPD - unfavorable (favorable)		69	-	-	-	-	-	69
Expense adjustments - unfavorable (favorable)		2	-	-	-	-	-	2
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		110	189	6	60	5	(55)	315

CAY loss and loss expense ex Cats	B	$3,161	$838	$1,170	$1,708	$138	$3	$7,018

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,027	$403	$90	$1,192	$98	$104	$2,914
Expense adjustments - favorable (unfavorable)		(2)	-	-	-	-	-	(2)

CAY policy acquisition costs and administrative expenses	D	$1,025	$403	$90	$1,192	$98	$104	$2,912

Denominator
Net premiums earned	E	$5,110	$1,577	$1,419	$3,421	$316		$11,843
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(4)		(4)
Net premiums earned adjustments on PPD - unfavorable (favorable)		69	-	-	-	-		69
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$5,179	$1,577	$1,419	$3,421	$312		$11,908

P&C combined ratio
Loss and loss expense ratio	A/E	66.4%	55.8%	84.1%	51.2%	63.3%		63.1%
Policy acquisition cost and administrative expense ratio	C/E	20.1%	25.5%	6.3%	34.8%	31.1%		24.6%

P&C combined ratio		86.5%	81.3%	90.4%	86.0%	94.4%		87.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.0%	53.1%	82.5%	49.9%	44.4%		58.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.8%	25.6%	6.4%	34.9%	31.4%		24.5%

CAY P&C combined ratio ex Cats		80.8%	78.7%	88.9%	84.8%	75.8%		83.4%

Combined ratio
Combined ratio								87.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 32

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$9,640	$2,654	$1,780	$5,040	$492	$161	$19,767
Realized (gains) losses on crop derivatives		-	-	5	-	-	-	5

Adjusted losses and loss expenses/policy benefits	A	$9,640	$2,654	$1,785	$5,040	$492	$161	$19,772

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(828)	(538)	(65)	(286)	(63)	-	(1,780)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	4	-	4

Catastrophe losses, gross of related adjustments		(828)	(538)	(65)	(286)	(67)	-	(1,784)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		231	305	34	210	20	(157)	643
Net premiums earned adjustments on PPD - unfavorable (favorable)		77	-	39	-	-	-	116
Expense adjustments - unfavorable (favorable)		9	-	3	-	-	-	12
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1	-	1

PPD, gross of related adjustments - favorable (unfavorable)		317	305	76	210	21	(157)	772

CAY loss and loss expense ex Cats	B	$9,129	$2,421	$1,796	$4,964	$446	$4	$18,760

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,030	$1,176	$161	$3,536	$279	$310	$8,492
Expense adjustments - favorable (unfavorable)		(9)	-	(3)	-	-	-	(12)

CAY policy acquisition costs and administrative expenses	D	$3,021	$1,176	$158	$3,536	$279	$310	$8,480

Denominator
Net premiums earned	E	$14,890	$4,560	$2,173	$9,966	$950		$32,539
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(4)		(4)
Net premiums earned adjustments on PPD - unfavorable (favorable)		77	-	39	-	-		116
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1		1

Net premiums earned excluding adjustments	F	$14,967	$4,560	$2,212	$9,966	$947		$32,652

P&C combined ratio
Loss and loss expense ratio	A/E	64.7%	58.2%	82.2%	50.6%	51.8%		60.8%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	25.8%	7.4%	35.5%	29.4%		26.1%

P&C combined ratio		85.1%	84.0%	89.6%	86.1%	81.2%		86.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.0%	53.1%	81.3%	49.8%	47.0%		57.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	25.8%	7.1%	35.5%	29.6%		25.9%

CAY P&C combined ratio ex Cats		81.2%	78.9%	88.4%	85.3%	76.6%		83.4%

Combined ratio
Combined ratio								86.9%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 33

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life Insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed income investments: Weighted average yield based on the current market value of our fixed maturities and other debt investments.

Average book yield of fixed income investments: Weighted average yield based on the amortized cost of our fixed maturities and other debt investments.

Total capitalization: The sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity.

Integration expenses: Integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Integration expenses are incurred by Chubb and are included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

Glossary	Page 34